Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,904,755 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$350,798,985
Aggregate Outstanding Principal Balance – Treasury Bill	$42,364,154
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.08%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$308,434,831
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.92%
Number of Borrowers	10,693
Average Outstanding Principal Balance Per Borrower	$32,806
Number of Loans	19,153
Average Outstanding Principal Balance Per Loan – Treasury Bill	$50,918
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,835
Weighted Average Remaining Term to Scheduled Maturity	175 months
Weighted Average Annual Interest Rate	4.97%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,523	$51,947,633	14.8%
3.01% to 3.50%	3,636	48,673,957	13.9
3.51% to 4.00%	3,434	52,640,060	15.0
4.01% to 4.50%	4,007	61,693,266	17.6
4.51% to 5.00%	1,360	23,880,835	6.8
5.01% to 5.50%	340	8,373,805	2.4
5.51% to 6.00%	345	8,158,963	2.3
6.01% to 6.50%	394	8,551,773	2.4
6.51% to 7.00%	581	15,264,942	4.4
7.01% to 7.50%	226	6,614,431	1.9
7.51% to 8.00%	474	16,187,914	4.6
8.01% to 8.50%	463	21,965,876	6.3
Equal to or greater than 8.51%	370	26,845,528	7.7
Total	19,153	$350,798,985	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,822	$4,410,895	1.3%
$5,000.00-$ 9,999.99	1,620	12,055,401	3.4
$10,000.00-$14,999.99	1,251	15,564,936	4.4
$15,000.00-$19,999.99	961	16,750,344	4.8
$20,000.00-$24,999.99	783	17,488,442	5.0
$25,000.00-$29,999.99	624	17,130,001	4.9
$30,000.00-$34,999.99	529	17,143,161	4.9
$35,000.00-$39,999.99	450	16,813,752	4.8
$40,000.00-$44,999.99	352	14,987,196	4.3
$45,000.00-$49,999.99	291	13,802,789	3.9
$50,000.00-$54,999.99	252	13,173,039	3.8
$55,000.00-$59,999.99	206	11,838,492	3.4
$60,000.00-$64,999.99	145	9,058,612	2.6
$65,000.00-$69,999.99	161	10,868,234	3.1
$70,000.00-$74,999.99	139	10,066,746	2.9
$75,000.00-$79,999.99	128	9,896,843	2.8
$80,000.00-$84,999.99	111	9,132,158	2.6
$85,000.00-$89,999.99	87	7,605,662	2.2
$90,000.00-$94,999.99	79	7,309,113	2.1
$95,000.00-$99,999.99	72	7,018,886	2.0
$100,000.00 and above	630	108,684,280	31.0

Total	10,693	$350,798,985	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	18,236	$327,757,067	93.4%
31-60 days	345	7,117,660	2.0
61-90 days	172	5,654,273	1.6
91-120 days	127	3,480,451	1.0
121-150 days	78	2,121,783	0.6
151-180 days	41	1,116,159	0.3
181-210 days	14	297,508	0.1
Greater than 210 days	140	3,254,083	0.9

Total	19,153	$350,798,985	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED
MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	170	$42,421	*
4 to12	624	575,677	0.2%
13 to 24	838	1,570,491	0.4
25 to 36	766	2,868,776	0.8
37 to 48	952	4,524,939	1.3
49 to 60	2,083	10,328,674	2.9
61 to 72	1,077	9,138,360	2.6
73 to 84	754	7,011,893	2.0
85 to 96	738	8,828,012	2.5
97 to 108	837	10,417,777	3.0
109 to 120	2,314	32,385,066	9.2
121 to 132	1,406	27,831,830	7.9
133 to 144	1,117	24,719,266	7.0
145 to 156	1,120	29,356,341	8.4
157 to 168	895	26,670,638	7.6
169 to 180	704	21,359,816	6.1
181 to 192	574	21,371,943	6.1
193 to 204	372	12,989,672	3.7
205 to 216	301	11,730,379	3.3
217 to 228	224	7,565,419	2.2
229 to 240	154	6,284,971	1.8
241 to 252	120	5,224,369	1.5
253 to 264	89	3,654,500	1.0
265 to 276	107	4,462,812	1.3
277 to 288	99	4,565,296	1.3
289 to 300	153	11,220,490	3.2
301 to 312	387	30,187,525	8.6
313 to 324	27	2,095,608	0.6
325 to 336	28	2,216,834	0.6
337 to 348	18	1,094,381	0.3
349 to 360	33	3,684,331	1.1
361 and above	72	4,820,479	1.4

Total	19,153	$350,798,985	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT
STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	368	$8,008,653	2.3%
Forbearance	2,051	55,834,666	15.9
Repayment
First year in repayment	80	5,127,041	1.5
Second year in repayment	84	4,649,906	1.3
Third year in repayment	116	7,463,607	2.1
More than 3 years in repayment	16,454	269,715,113	76.9

Total	19,153	$350,798,985	100.0%

*
Of the trust student loans in forbearance status, approximately 117 loans with an aggregate outstanding principal balance of $3,709,755, representing 1.06% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 163.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST
STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.8	-	207.4
Forbearance	-	20.9	206.4
Repayment	-	-	163.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,008,653 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,604,956 or approximately 70.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL
DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	115	$2,800,103	0.8%
Alaska	28	548,516	0.2
Arizona	472	9,871,765	2.8
Arkansas	83	1,646,490	0.5
California	2,177	39,885,401	11.4
Colorado	331	6,492,587	1.9
Connecticut	230	3,114,405	0.9
Delaware	47	1,759,480	0.5
District of Columbia	68	920,487	0.3
Florida	2,986	50,884,513	14.5
Georgia	541	10,265,856	2.9
Hawaii	74	1,415,053	0.4
Idaho	72	1,320,239	0.4
Illinois	523	8,357,960	2.4
Indiana	343	5,719,325	1.6
Iowa	97	1,624,376	0.5
Kansas	339	6,308,164	1.8
Kentucky	87	1,414,176	0.4
Louisiana	367	7,019,540	2.0
Maine	36	437,972	0.1
Maryland	398	7,236,083	2.1
Massachusetts	395	5,904,680	1.7
Michigan	350	7,152,641	2.0
Minnesota	269	5,031,553	1.4
Mississippi	87	2,245,401	0.6
Missouri	431	8,855,131	2.5
Montana	53	773,242	0.2
Nebraska	46	725,849	0.2
Nevada	136	2,595,579	0.7
New Hampshire	78	1,376,891	0.4
New Jersey	516	8,242,300	2.3
New Mexico	56	1,436,298	0.4
New York	1,118	17,592,448	5.0
North Carolina	450	7,036,404	2.0
North Dakota	15	373,161	0.1
Ohio	1,333	29,773,372	8.5
Oklahoma	249	4,985,518	1.4
Oregon	319	5,695,818	1.6
Pennsylvania	402	6,925,044	2.0
Rhode Island	51	1,085,467	0.3
South Carolina	133	3,798,534	1.1
South Dakota	18	202,811	0.1
Tennessee	288	5,381,630	1.5
Texas	1,429	26,900,820	7.7
Utah	62	1,919,244	0.5
Vermont	23	420,384	0.1
Virginia	448	8,306,588	2.4
Washington	630	10,603,093	3.0
West Virginia	64	1,220,768	0.3
Wisconsin	119	1,725,618	0.5
Wyoming	16	488,322	0.1
Other	155	2,981,886	0.9

Total	19,153	$350,798,985	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	9,240	$136,119,716	38.8%
Other Repayment Options(1)	7,474	132,824,612	37.9
Income-driven Repayment(2)	2,439	81,854,656	23.3

Total	19,153	$350,798,985	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 140 loans with an aggregate outstanding principal balance of $5,909,492 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,524	$139,679,062	39.8%
Unsubsidized	9,629	211,119,923	60.2
Total	19,153	$350,798,985	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT
AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	203	$14,162,453	4.0%
October 1, 1993 through June 30, 2006	18,950	336,636,531	96.0
July 1, 2006 and later	0	0	0.0
Total	19,153	$350,798,985	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY
AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	498	$6,213,895	1.8%
College Assist	7	185,345	0.1
Educational Credit Management Corporation	942	16,944,528	4.8
Florida Off Of Student Fin’l Assistance	3,084	46,324,175	13.2
Great Lakes Higher Education Corporation	8,596	185,888,064	53.0
Kentucky Higher Educ. Asst. Auth.	1,022	15,181,604	4.3
Michigan Guaranty Agency	181	2,873,179	0.8
Nebraska National Student Loan Program	1	18,808	*
Oklahoma Guaranteed Stud Loan Prog	150	2,364,460	0.7
Pennsylvania Higher Education Assistance Agency	1,336	23,062,155	6.6
Texas Guaranteed Student Loan Corp	3,336	51,742,772	14.7
Total	19,153	$350,798,985	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.